SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              June 16, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01.  Regulation FD Disclosure


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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On June 16, 2005, Weyerhaeuser Company issued a press release stating the following:

Weyerhaeuser Names Craig D. Neeser SVP, Canada

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE: WY) today announced that Craig
D. Neeser, 50, has been named senior vice president, Canada, effective July 18. He succeeds Sandy D. McDade, 53, who as been named senior vice president, Industrial Wood Products and International Business Groups.

In his new role, Neeser will report directly to Steven R. Rogel, chairman, president and chief executive officer, and be a member of the company's senior management team. Neeser will chair the company's Canadian Leadership Team and will focus on enhancing strategic stakeholder relationships in Canada.

"Craig's experience as vice president, British Columbia and leader of the B.C. Coastal group includes not only extensive operating experience, but also wide
knowledge of the forest products industry in Canada," said Rogel.   "He will
continue to work closely with our core businesses - timberlands, wood products, pulp and paper - to improve the performance and competitiveness of our Canadian operations. Craig is a proven leader, and will help us fully leverage our strength as a leading North American forest products company."

Neeser joined Weyerhaeuser in 1999 when the company acquired MacMillan Bloedel. He began is career with MB in 1977, working in leadership positions in operations, manufacturing and marketing management. Craig is a past chair of the Coast Forest and Lumber Association, and a director of the Council of Forest Industries of B.C. He is also on the board of the Vancouver Aquarium. He holds a Bachelor of Science degree in Forestry from the University of Alberta.

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Weyerhaeuser Company (NYSE: WY), one of the world's largest integrated forest products companies, was incorporated in 1900. In 2004, sales were $22.7 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.


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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							WEYERHAEUSER COMPANY

						By	_/s/ Steven J. Hillyard
	                              Its:  Vice President and
                                          Chief Accounting Officer


Date:  June 17, 2005

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